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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 24, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                          DELAWARE 33-60032 62-1518973
                    (State or other (Commission (IRS Employer
       jurisdiction of incorporation) File Number) Identification Number)


    1001 Tillman Street, Memphis, Tennessee                           38112
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On August 24, 2005, Buckeye Technologies Inc. issued a press release announcing its intention to call for redemption of $15 million in aggregate principal amount of its outstanding 9 1/4% Senior Subordinated Notes due 2008. A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                     Description
----------       ---------------------------------------------------------------

    99.1         Press Release of Buckeye Technologies Inc. dated August 24,
                 2005.

                                                             Exhibit 99.1
News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                               Contacts: Kris Matula, Executive Vice President
                                         and Chief Financial Officer
                                         901-320-8588
                                         Chad Foreman
                                         Investor Relations Manager
                                         901-320-8828
                                         Website:  www.bkitech.com

BUCKEYE ANNOUNCES $15 MILLION REDEMPTION OF NOTES



MEMPHIS, TN August 24, 2005 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it intends to call for redemption $15 million in aggregate principal amount of its outstanding 9 1/4% Senior Subordinated Notes due 2008 (the "2008 Notes"), or about 19% of the outstanding 2008 Notes, on or about September 26, 2005 in accordance with their terms. A formal notice of redemption will be sent separately to the affected holders of the 2008 Notes in accordance with the terms of the indenture for the 2008 Notes.

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                          BUCKEYE TECHNOLOGIES INC.


                          /S/ KRISTOPHER J. MATULA
                          --------------------------------------
                          Kristopher J. Matula
                          Executive Vice President and Chief Financial Officer August 24, 2005